SUPPLEMENT TO THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO U.S EQUITY FUNDS

Wells Fargo Small Cap Core Fund
(the “Fund”)

At a meeting held on October 25, 2018, the Board of Trustees of Wells Fargo Funds Trust unanimously approved the closure and liquidation of the Fund.

The Fund is closed to new investors and additional investments from existing shareholders, except that existing retirement plans, benefit plans and retirement plan platforms may continue to add new participants and make additional purchases until the Fund’s liquidation effective at the close of business on October 26, 2018.

The liquidation of the Fund is expected to occur after close of business on or about December 14, 2018. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares.

October 25, 2018                                                                                                          SCIT108/P204SP